JPMORGAN INCOME FUNDS

JPMorgan High Yield Bond Fund
(All Shares Classes)
(A series of JPMorgan Trust II)

Supplement dated February 19, 2008
to the Prospectuses dated July 1, 2007

Effective March 31, 2008 (“Effective Date”), the JPMorgan High Yield Bond Fund (the “Fund”) will be permitted to invest a greater percentage of its assets in loan assignments and participations and commitments to purchase loan assignments (collectively, “Loans”). On the Effective Date, the Fund may invest up to 20% of its net assets in Loans. Currently, such investments are limited to 15% of the Fund’s net assets. Please note that the primary high yield strategy of the Fund has not changed and the Fund will continue to invest at least 80% of its net assets in bonds (as defined in the Prospectus). Investments in Loans and other non-bond investments will not exceed, in the aggregate, 20% of the Fund’s net assets, including borrowings for investment purposes.

On the Effective Date, the following paragraph is added as the fourth paragraph under the “What are the Fund’s main investment strategies?” section:

The Fund may invest up to 20% of its net assets in loan assignment and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

Effective immediately, the following paragraphs are added as the seventh and eighth paragraphs under the “The Fund’s Main Investment Risks” section:

Loan Risk. The Fund may invest a portion of its assets in Loans including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlements periods. As a result, the Fund may be more dependent upon the analytical ability of its Adviser.

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Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the Adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.”

Effective immediately, the paragraph titled “Loan Participations and Assignments” in the “Investment Practices” section of the prospectus is deleted and replaced in its entirety with the following:

Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.

Effective immediately, the following paragraphs are added to the “Risk and Reward Elements for the Funds” section:

Loan Assignments and Participations
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gains
•  The Adviser performs ongoing credit review of the obligor and invests only in loans participations and assignments if it determines the instrument contains favorable risk/reward characteristics

• The Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE